                                                                  EXHIBIT 10 (j)



                                                     WARRANT TO PURCHASE _______
                                                          SHARES OF COMMON STOCK


                                    WARRANTS

                            Dated: ___________, 1998


         THIS CERTIFIES THAT PITTSFORD CAPITAL MARKETS, INC. (herein sometimes called the "Holder") is entitled to purchase from SEL-DRUM INTERNATIONAL, INC., a Delaware corporation (the "Company"), at $.70 per share (that being 140% of the public offering price per share) and during the period hereinafter specified, up to _________ shares of the Common Stock, $.01 par value, of the Company (the "Common Stock"). The aggregate amount of this Warrant (this "Warrant") shall equal 10% of the total number of shares of Common Stock sold in this offering. By way of example, if 250,000 shares of Common Stock are sold in this offering, the Company shall issue the Underwriter for $5.00 an Underwriter's Warrant to purchase 25,000 shares of Common Stock at an exercise price of $.70 per share.This Warrant is issued pursuant to an Underwriting Agreement between the Company and Pittsford Capital Markets, Inc. (the "Underwriter"), in connection with a "best efforts" offering (the "Offering"), of up to 845,000 shares of the Common Stock of the Company, in consideration of $5.00 received by the Company for this Warrant. Except as otherwise expressly provided herein, the shares of Common Stock issued upon exercise of this Warrant shall bear the same terms and conditions described under the caption "Description Of The Securities" in the Company's Registration Statement on Form SB-2 dated August ___, 1998 (the "Registration Statement"), except that: (i) neither this Warrant nor the shares of Common Stock underlying this Warrant shall be registered under the Securities Act of 1933, as amended (the "Act"); and (ii) the Holder shall have no registration rights under the the Act, for this Warrant or the Common Stock underlying this Warrant. Each certificate evidencing the Common Stock issuable pursuant to this Warrant shall bear the appropriate restrictive legend set forth below, except that any such certificate shall not bear such restrictive legend if: (i) it is transferred pursuant to an effective registration statement under the Act or in compliance with Rule 144 or Rule 144A promulgated under the Act, or (ii) the Company is provided with an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with the provisions of the Act:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
         BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGIS-

         TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE WARRANT COVERING REGISTRATION RIGHTS PERTAINING TO THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE OFFICE OF THE COMPANY AT BUFFALO, NEW YORK."

Unless the context otherwise requires, all references herein to a "Section" shall mean the appropriate Section of this Warrant.

         1. EXERCISE PRICE AND PERIOD. The rights represented by this Warrant shall be exercised at the price and during the periods set forth below:


                  (a) During the period from [EFFECTIVE DATE] to [EFFECTIVE DATE+1 YEAR-1 DAY] (the "First Anniversary Date") inclusive, the Holder shall have no right to purchase any Common Stock hereunder, except that in the event of any merger or consolidation of the Company into another entity, or any sale of substantially all of the assets of the Company as an entirety, prior to the First Anniversary Date, the Holder shall have the right to exercise this Warrant at such time and into such kinds and amounts of shares of stock and other securities and property (including cash) as would be receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto.

                  (b) Between [EFFECTIVE DATE+1 YEAR] and [EFFECTIVE DATE+3 YEARS-1 DAY] (the "Expiration Date") inclusive, the Holder shall have the right to purchase hereunder: (i) shares of Common Stock at a price of $0.70 per share (that being 140 percent of the public offering price of the shares of Common Stock) (the "Share Exercise Price").

                  (c) After the Expiration Date, the Holder shall have no right to purchase any shares of Common Stock hereunder.

         2. EXERCISE. The rights represented by this Warrant may be exercised, in whole or in part (with respect to shares of Common Stock, by the Holder at any time within the period specified in Section 1 by: (a) surrender of this Warrant for cancellation (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (b) payment to the Company of the Exercise Price for the number of shares of Common Stock specified in the such purchase form, together with the amount of applicable stock transfer taxes, if any; and (c) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by all of the terms and conditions of this Warrant, including without limitation the provisions of Sections 6 and 7. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date on which all of the provisions of this Section 2 are satisfied, and the person(s) designated in the purchase form shall become the holder(s) of record of the shares of Common Stock issuable upon such exercise at that time and date. The certificates representing the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen business days, after this Warrant shall have been so exercised.

         3.       TRANSFER OF WARRANT.

                  (a) During the period from [EFFECTIVE DATE] to the First Anniversary Date inclusive, this Warrant shall not be transferred, sold, assigned or hypothecated, except that during such period this Warrant may be transferred (i) to successors in interest of the Holder, or (ii) in whole or in part to any one or more shareholders, directors or officers of the Holder, in each case subject to compliance with applicable Federal and state securities laws and Interpretations of the Board of Governors of the National Association of Securities Dealers, Inc.

                  (b) Between [EFFECTIVE DATE+1 YEAR] and the Expiration Date inclusive, this Warrant shall be freely transferable, in whole or in part, subject to the other terms and conditions hereof and to compliance with applicable Federal and state securities laws; provided, however, that this Warrant shall be immediately exercised upon any such transfer to any person or entity that is not a shareholder, director or officer of the Holder and that if this Warrant is not so exercised upon a transfer to any person or entity which is not a shareholder, director or officer of the Holder, that this Warrant shall immediately lapse.

                  (c) Any transfer of this Warrant permitted by this Section 3 shall be effected by: (i) surrender of this Warrant for cancellation (with the assignment form at the end hereof properly executed) at the office or agency of the Company referred to in Section 2; (ii) delivery of a certificate (signed, if the Holder is a corporation or partnership, by an authorized officer or partner thereof), stating that each transferee designated in the assignment form is a permitted transferee under this Section 3; and (iii) delivery of an opinion of counsel stating that the proposed transfer may be made without registration or qualification under applicable Federal or state securities laws. This Warrant shall be deemed to have been transferred, in whole or in part to the extent specified, immediately prior to the close of business on the date the provisions of this Section 3(c) are satisfied, and the transferee(s) designated in the assignment form shall become the holder(s) of record at that time and date. The Company shall issue, in the name(s) of the designated transferee(s) (including the Holder if this Warrant has been transferred in part) a new Warrant or Warrants of like tenor and representing, in the aggregate, rights to purchase the same number of shares of Common Stock as are then purchasable under this Warrant. Such new Warrant or Warrants shall be delivered to the record holder(s) thereof within a reasonable time, not exceeding ten business days, after the rights represented by this Warrant shall have been so transferred. As used herein (unless the context otherwise requires), the term "Holder" shall include each such transferee, and the term "Warrant" shall include each such transferred Warrant.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant shall, upon issuance in accordance with the terms hereof, be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the Holder thereof. The Company further covenants and agrees that within a reasonable amount of time subsequent to the period within which this Warrant may be exercised, the Company shall have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant.

         5. SHAREHOLDERS' RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         6. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

         7. AMENDMENT OR WAIVER. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and any 50% Holder; provided, however, that such amendment, waiver or modification applies by its terms to each Holder; and provided further, that a Holder may waive any of its rights or the Company's obligations to such Holder without obtaining the consent of any other Holder.


         IN WITNESS WHEREOF, SEL-DRUM INTERNATIONAL, INC. has caused this Warrant to be signed by its duly authorized officer and to be dated as of the date set forth on the first page hereof.

                                          SEL-DRUM INTERNATIONAL, INC.


                                          By:
                                             --------------------------------
                                             Name:  Raymond C. Sparks
                                             Title:  Chief Executive Officer

                                  PURCHASE FORM


                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ________ shares of Common Stock, $.01 par value, of SEL-DRUM INTERNATIONAL, INC. (the "Company") and (i) herewith makes payment of an aggregate of $____________ therefor to the extent of ________ shares of Common Stock of the Company. The undersigned requests that the certificates for the shares of such Common Stock be issued in the name(s) of, and delivered to, the person(s) whose name(s) and address(es) are set forth below:


Dated:  _____________________
                                             ---------------------------------
                                             Name:


                                             ---------------------------------
                                             Address:


Signatures guaranteed by:


-----------------------------


Taxpayer Identification Number:

-----------------------------

                                  TRANSFER FORM


                  (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ___________________________________________ the right to purchase shares of the Common Stock, $.01 par value per share, of SEL-DRUM INTERNATIONAL, INC. (the "Company") represented by the foregoing Warrant to the extent of ____ shares of Common Stock and appoints ________________________ attorney to transfer such rights on the books of the Company, with full power of substitution in the premises.


Dated:  _____________________
                                             ---------------------------------
                                             Name:


                                             ---------------------------------
                                             Address:


Signatures guaranteed by:


-----------------------------


Taxpayer Identification Number:

-----------------------------